Summary Prospectus February 1, 2012

Sterling Capital National Tax-Free Money Market Fund

Institutional Shares BNIXX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2012, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of redemptions)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.47%
Fee Waiver or Expense Reimbursement[1]	–0.05%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[1]	0.42%

1 The Adviser has contractually agreed to limit the advisory fees paid by the Fund to 0.20% (the “Advisory Fee Limit”) for the period from February 1, 2010 through January 31, 2013. From February 1, 2010 through January 31, 2013 the Adviser may recoup from the Fund all or a portion of the advisory fees that it waives beyond the Advisory Fee Limit during the period from February 1, 2010 through January 31, 2013 (the “Recoupment Amount”), subject to certain limitations. The Adviser may not recoup any amount from the Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Management Fee noted above. This contractual limitation will automatically terminate upon termination of the Investment Advisory Agreement or the Management and Administration Agreement between the Fund and the Adviser/Administrator. Any such recoupment would reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the expiration of the current contractual advisory fee limitation on January 31, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$43	$146	$258	$587

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in investments, the income of which is exempt from federal income tax. The Fund invests, under normal market conditions, primarily in a portfolio of short-term, high-quality, tax-exempt securities issued by states and political subdivisions, industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The Fund will principally invest in the following securities: (a) tax-exempt securities such as the following types, some of which may be subject to credit enhancement: variable rate demand instruments, municipal notes, general obligation bonds, special revenue bonds, private activity bonds, and tax-exempt commercial paper; and (b) interests in securities of other investment companies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax and the federal alternative minimum tax for individuals and corporations. The Fund also may invest in securities of other investment companies.

The Fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and will maintain a dollar-weighted average life to maturity (WAL) of 120 days or less. For purposes of calculating WAM, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate readjustment. For purposes of calculating WAL, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in adjustable rate securities. In addition, the

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Fund will limit the maturity of each security in its portfolio to 397 days or less (45 days or less with respect to securities that are Second Tier Securities, as defined in Rule 2a-7 under the Investment Company Act of 1940).

The Fund generally holds portfolio securities until such securities mature, but may dispose of securities (1) that fail to meet the investment adviser’s credit quality criteria, (2) to effect greater overall diversification of the Fund’s portfolio, or (3) to the extent required by Rule 2a-7 under the Investment Company Act of 1940.

Principal Risks

Below are all of the principal risks of investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds. Certain of the Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected). Certain factors, such as the presence of call features, also may cause a particular security invested in by the Fund, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the adviser’s or sub-adviser’s credit assessment.

Tax Risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause the Fund to lose the benefit of a transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.

Sector Risk: A substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by companies in similar businesses or with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these companies. Developments affecting these companies might include changes in interest rates, changes in economic cycles affecting credit losses and regulatory changes.

Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit-enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Investment Company Risk: Investing in another investment company or pooled vehicle subjects a Fund to that company’s risks. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses.

Risks Associated with Investing Share Proceeds: On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short term yields rise will cause the Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

Risks Associated with the Use of Amortized Cost: In the unlikely event that the Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7 of the Investment Company Act of 1940, that the extent of the deviation between the Fund’s amortized cost per share and its market-based net asset value per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Fund.

Changing Distribution Levels Risk: There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable net asset value.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

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An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Also, your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1 and 5 years and since the Fund’s inception. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

Institutional Shares Annual Total Returns for years ended 12/31

Best quarter:	0.84%	09/30/07
Worst quarter:	0.00%	12/31/11

Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	Since Inception (8/1/06)
Institutional Shares	0.01%	1.19%	1.35%

As of December 31, 2011, the Fund’s 7-day yield for Institutional Shares was 0.01%. For current yield information on the Fund, call 1-800-228-1872.

Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital”)

Sub-Adviser

BlackRock Advisors, LLC

Purchase and Sale of Fund Shares

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment
Regular Account	$1,000,000	$0

* Investors and employees of Sterling Capital purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Fund are not subject to a minimum initial investment requirement.

You may buy Institutional Shares of the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Fund. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to federal income tax, but may be subject to the federal alternative minimum tax and to state and local taxes. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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